青苗补偿及安置补偿协议

转让方：三明市吉口农场　　　　　　（以下简称甲方）

法人代表：黄蛟龙

受让方：三明中健生物科技实业有限公司　　　（以下简称乙方）

法人代表：欧珊艳

一、　总则

1.　根据《中华人民共和国土地法》、《中华人民共和国合同法》和其他法律、行政法规、地方法规，双方本着平等、自愿、有偿、诚信的原则，订立本协议。

2.　经双方协商，甲方同意将规划确定范围的土地，作为农业生物产业化项目建设用地提供给乙方使用。详见国有土地使用权出让合同（2004-35）。

二、　土地使用权的交付与土地补偿金的缴纳

1.　甲方转让给乙方的宗地性质属果地（非耕地），位于三明市吉口农场内，宗地面积 86.50 亩，宗地四至及界址点坐标以红线图为准。

2.　甲方同意于 2004 年 9 月 1 日前将土地宗地面积 86.50 亩（57626.09 平方）交付给乙方，甲方同意交付土地时该宗地地面无建筑物及种植物。

3.　该宗地的各类补偿费（青苗补偿费、安置补偿费、地上、地下物补偿费）。各类补偿费总金额为贰佰玖拾捌万元整（￥2980000.00）。

4. 本协议经双方签字后生效，15 日内乙方需一次性向甲方缴付人民币贰佰玖拾捌万元整各类补偿费。

5. 甲方应提供乙方办理土地使用权的相关手续协助。乙方在短期内尽快办理申请（国有土地使用证）的手续。

三、甲方的义务

乙方在受让宗地进行建设时，甲方有义务提供前期工程所需水、电及临时用地需求，所需费用由乙方承担。

四、不可抗拒力

1.任何一方对由于不可抗力造成的部分或全部不能履行本协议，应在条件允许下采取一切必须补救措施及减少不可抗力造成的损失，若因甲方或一方迟延履行本协议后发生不可抗力的，应承担违约和造成损失的责任。

2. 遇有不可抗力一方，应在一周内将事件情况通知另一方，并在事件发生后 10 天内向另一方提交协议不能履行或部分不能履行或需要延期履行理由的报告。

五、违约责任

1. 乙方必须按协议约定，按时支付各类补偿费，如果乙方不能按时支付各类土地补偿费的，自滞纳之日起每延期支付款项的千分之八向甲方缴纳滞纳金，延期 6 个月的甲方有权接触本协议，收回土地。

2. 乙方按协议约定支付各类补偿费，甲方必须按合同约定，按时提供土地。延期按千分之八向乙方支付违约金，超过 2 个月双倍返还定金。

六、适用法律及争议解决

1. 本协议订立、效力、解释、履行及争议的解决使用于中华人民共和国法律。

2. 因履行本协议发生争议，有争议双方协商解决，协商不成的提交当地仲裁委员会仲裁或向人民法院起诉。

七、协议生效

该宗地经甲、乙双方签订之日起生效。

八、附则

本协议一式四份，具有同样法律效力，甲、乙方各执两份，本协议未尽事宜可由双方约定后作为协议附件与本协议具有同等法律效力。

甲方：三明市吉口农场　　　　乙方：

法人代表签章：　　　　法人代表签章：欧艳珊印

二〇〇四年十月廿八日　　　　2004年4月28日